Exhibit 99.1

INDEX TO

FINANCIAL STATEMENTS

MemoryMD, Inc.

BALANCE SHEETS

	June 30, 2018	December 31, 2017
ASSETS	(Unaudited)

CURRENT ASSETS:
Cash	$39,679	$297,528
Prepaid expenses and other current assets	3,503	10,972
Total Current Assets	43,182	308,500

Property and equipment, net	1,189	1,512

TOTAL ASSETS	$44,371	$310,012

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$158,652	$53,704
Convertible notes payable, net of discount	1,310,033	1,057,595
Other liabilities - short term	4,782	62,522
Loans payable - related party	50,000	34,252
Total Current Liabilities	1,523,467	1,208,073

Other liabilities	10,462	12,620

TOTAL LIABILITIES	1,533,929	1,220,693

Commitments and contingencies	-	-

STOCKHOLDERS' DEFICIT

Preferred stock, $0.0001 par value; 50,000,000 shares authorized, 0 shares issued and outstanding as of June 30, 2018 and December 31, 2017, respectively	-	-
Common stock, $0.0001 par value; 300,000,000 shares authorized, 14,678,500 and 14,678,500 shares issued and outstanding as of June 30, 2018 and December 31, 2017, respectively	1,468	1,468
Additional paid in capital	330,751	329,961
Accumulated deficit	(1,821,777)	(1,242,110)

TOTAL STOCKHOLDERS' DEFICIT	(1,489,558)	(910,681)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$44,371	$310,012

The accompanying notes are an integral part of these unaudited financial statements.

F-1

MemoryMD, Inc.

STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017

REVENUE	$-	$-	$-	$-

COST OF GOODS SOLD	-	-	-	-

GROSS PROFIT	-	-	-	-

SELLING, GENERAL AND ADMINISTRATIVE:
Research and development	26,312	121,551	63,218	143,056
Professional fees	53,401	7,100	100,718	9,730
Sales and marketing expenses	12,614	27,034	31,075	34,063
Occupancy expenses	16,014	8,133	36,326	9,633
General and administrative expenses	127,889	129,404	282,225	179,915
TOTAL SELLING, GENERAL AND ADMINISTRATIVE	236,230	293,222	513,562	376,397

LOSS FROM OPERATIONS	(236,230)	(293,222)	(513,562)	(376,397)

OTHER INCOME (EXPENSE):
Interest expense	(40,639)	(14,329)	(84,291)	(14,329)
Other income	10,626	18,511	18,186	22,939
Other expense	-	(2,600)	-	(2,600)
TOTAL OTHER INCOME (EXPENSE)	(30,013)	1,582	(66,105)	6,010

LOSS BEFORE INCOME TAXES	(266,243)	(291,640)	(579,667)	(370,387)

INCOME TAX EXPENSE	-	-	-	-

NET LOSS	$(266,243)	$(291,640)	$(579,667)	$(370,387)

NET LOSS PER COMMON SHARE
Basic and diluted	$(0.02)	$(0.02)	$(0.04)	$(0.04)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and diluted	14,678,500	14,678,500	14,678,500	9,927,119

The accompanying notes are an integral part of these unaudited financial statements.

F-2

MemoryMD, Inc.

STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30,
	2018	2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(579,667)	$(370,387)
Change in net income to net cash used in operating activities:
Depreciation and amortization expense	323	116
Amortization of debt discount	33,608	6,706
Changes in operating assets and liabilities:
Other liabilities	(9,898)	1,032
Prepaid expenses and other current assets	7,469	(23,237)
Accounts payable and accrued expenses	93,948	6,277
NET CASH USED IN OPERATING ACTIVITIES	$(454,217)	$(379,493)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	$-	$(1,957)
NET CASH USED IN INVESTING ACTIVITIES	$-	$(1,957)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from convertible notes payable	$180,620	$445,500
Proceeds from related party loans	50,000	-
Payments of related party loans	(34,252)	(34,653)
Proceeds from the sale of common stock	-	100,000
NET CASH PROVIDED BY FINANCING ACTIVITIES	$196,368	$510,847

Net change in cash	(257,849)	129,397

CASH AT BEGINNING OF THE PERIOD	297,528	42,781
CASH AT END OF THE PERIOD	$39,679	$172,178

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

NON-CASH FINANCING AND INVESTING ACTIVITIES:

Discounts related to warrants issued in connection with convertible debentures	$790	$-
Financing fees payable related to the issuance of convertible debentures	$11,000	$-

The accompanying notes are an integral part of these unaudited financial statements.

F-3

MemoryMD, Inc.

Notes to the Financial Statements

June 30, 2018

(unaudited)

Note 1. Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

MemoryMD, Inc. (the “Company” or “MemoryMD”) was incorporated in February 2015 under the laws of the State of Delaware. The Company is a distinguished cloud computing, data analytics and medical device technology company in the NeuroTech and brain monitoring industries in a position to supply its cloud-based system as well as its EEG devices and caps, which the Company holds the rights to. The Company is headquartered in New York, New York.

Basis of Presentation

The interim unaudited financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). In the opinion of the Company’s management, all adjustments (consisting of normal recurring adjustments and reclassifications and non-recurring adjustments) necessary to present fairly our results of operations for the three and six months ended June 30, 2018 and 2017 and cash flows for the six months ended June 30, 2018 and 2017 and our financial position at June 30, 2018 have been made. The results of operations for such interim periods are not necessarily indicative of the operating results to be expected for the full year.

Certain information and disclosures normally included in the notes to the annual audited financial statements have been condensed or omitted from these interim unaudited consolidated financial statements. Accordingly, these interim unaudited financial statements should be read in conjunction with the audited financial statements and notes thereto for the fiscal year ended December 31, 2017.

Use of Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the useful life of property and equipment and assumptions used in the valuation of options and warrants.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. At June 30, 2018 and December 31, 2017, the Company had no cash equivalents.

The Company’s cash is held with financial institutions, and the account balances may, at times, exceed the Federal Deposit Insurance Corporation (FDIC) insurance limit. Accounts are insured by the FDIC up to $250,000 per financial institution. The Company has not experienced any losses in such accounts with these financial institutions. As of June 30, 2018 and December 31, 2017, the Company had $0 and $47,528, respectively, in excess over the FDIC insurance limit.

Property, Equipment and Depreciation

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Expenditures for repair and maintenance are charged to operations as incurred. Property and equipment consisted of computer equipment, with an estimated useful life of three years, purchased in April of 2017 with an original cost of $1,957. Depreciation expense and accumulated depreciation was $323 and $116 for the six months ended June 30, 2018 and 2017, respectively. As of June 30, 2018 and December 31, 2017, property and equipment, net was $1,189 and $1,512, respectively.

F-4

MemoryMD, Inc.

Notes to the Financial Statements

June 30, 2018

(unaudited)

Convertible Notes Payable

The Company has issued convertible notes, which contain variable conversion features, whereby the outstanding principal and accrued interest automatically convert into common shares at a fixed price which may be a discount to the common stock at the time of conversion. The conversion features of these notes are contingent upon future events, whereby, the holder agreed not to convert until the contingent future event has occurred.

Revenue

The Company adopted Topic 606 Revenue from Contracts with Customers on January 1, 2018. This guidance requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. Additionally, this guidance expands related disclosure requirements. There has been no material effect on the Company’s financial statements as a result of adopting Topic 606.

The Company expects to recognize revenue from the sale of its proprietary software connected to its cloud based computing system that that can assist in diagnosis by assessing pathology, abnormalities, and other factors. There was no revenue in the periods ending June 30, 2018 and 2017.

In November 2016, MemoryMD sold two machines loaded with their proprietary software, but provided a guarantee to the customer’s financing company. As a result of the guarantee, a liability was booked against the payment received in the transactions and gains on the sale of the machine were expected to be recognized ratably over the financing period to coincide with the reduction in the amount guaranteed. MemoryMD’s software is still in the testing phase and $0 and $1,241 related to the sale were recognized as other income for the six months ended June 30, 2018 and 2017. In June of 2017, the customer defaulted on their financing agreement and MemoryMD became liable for the lease payments. (See Note 4). Total other income for the six months ended June 30, 2018 and 2017 related to the sale of accessories provided for research and development testing was $7,560 and $16,385, respectively.

Research and Development Costs

The Company expenses all research and development costs as they are incurred. Research and development includes expenditures in connection with in-house research and development salaries and staff costs, application and filing for regulatory approval of proposed products, regulatory and scientific consulting fees, as well as contract research, data collection, and monitoring, related to the research and development of the cloud infrastructure, data imaging, and proprietary products and technology.

Sales and Marketing

Advertising and marketing costs are expensed as incurred. Advertising and marketing costs recognized in the statement of operations for the six months ended June 30, 2018 and 2017 were $31,075 and $34,063, respectively.

Stock-based Compensation

The Company measures and recognizes compensation expense for all stock-based payments at fair value over the requisite service period. The Company uses the Black-Scholes option pricing model to determine the weighted average fair value of options and warrants. Equity-based compensation expense is recorded in administrative expenses based on the classification of the employee or vendor. The determination of fair value of stock-based payment awards on the date of grant using an option-pricing model is affected by our stock price as well as by assumptions regarding a number of subjective variables. These variables include, but are not limited to, the expected stock price volatility over the term of the awards, and actual and projected employee stock option exercise behaviors.

F-5

MemoryMD, Inc.

Notes to the Financial Statements

June 30, 2018

(unaudited)

Fair Value of Financial Instruments

The Company's financial instruments are measured and recorded at fair value based on inputs and assumptions that market participants would use in pricing an asset or a liability. Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining fair value, management considers the principal or most advantageous market in which the Company would transact, and also considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.

Fair value is determined for assets and liabilities using a three-tiered value hierarchy into which these assets and liabilities are grouped based upon significant inputs as follows:

●     Level 1 - Quoted prices in active markets for identical assets or liabilities.

●     Level 2 - Observable inputs, other than Level 1 prices, such as quoted prices in active markets for similar assets and liabilities, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

●     Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. This includes certain pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs. When a determination is made to classify a financial instrument within Level 3, the determination is based upon the lack of significance of the observable parameters to the overall fair value measurement. However, the fair value determination for Level 3 financial instruments may consider some observable market inputs.

The lowest level of significant input determines the placement of the entire fair value measurement in the hierarchy. The carrying values of cash, prepaid expenses and other current assets, convertible notes, accounts payable, loans payable and due to others approximate fair value due to the short-term nature of these items.

The Company did not have any other Level 1, Level 2 or Level 3 assets or liabilities as of June 30, 2018 and December 31, 2017.

Income Taxes

The Company accounts for income taxes using the asset-and-liability method in accordance with ASC Topic 740, "Income Taxes". Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on the deferred tax assets and liabilities of a change in tax rate is recognized in the period that includes the enactment date. A valuation allowance is recorded if it is more-likely-than-not that some portion or all of the deferred tax assets will not be realized in future periods.

The Company follows the guidance in ASC Topic 740-10 in assessing uncertain tax positions. The standard applies to all tax positions and clarifies the recognition of tax benefits in the financial statements by providing for a two-step approach of recognition and measurement. The first step involves assessing whether the tax position is more-likely-than-not to be sustained upon examination based upon its technical merits. The second step involves measurement of the amount to be recognized. Tax positions that meet the more-likely-than-not threshold are measured at the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate finalization with the taxing authority. The Company recognizes the impact of an uncertain income tax position in the financial statements if it believes that the position is more likely than not to be sustained by the relevant taxing authority. The Company will recognize interest and penalties related to tax positions in income tax expense. As of June 30, 2018, the Company had no unrecognized uncertain income tax positions.

F-6

MemoryMD, Inc.

Notes to the Financial Statements

June 30, 2018

(unaudited)

On December 22, 2017, the passage of legislation commonly referred to as the Tax Cuts and Jobs Act (“TCJA”) was enacted and significantly revised the U.S. income tax law. The TCJA includes changes, which reduce the corporate income tax rate from 34% to 21% for years beginning after December 31, 2017. On December 22, 2017, Staff Accounting Bulletin No. 118 (“SAB 118”) was issued and allows a company to recognize provisional amounts when it does not have the necessary information available, prepared or analyzed, including computations, in reasonable detail to complete its accounting for the change in tax law. SAB 118 provides for a measurement of up to one year from the date of enactment.

Recent Issued Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standard Board (“FASB”) or other standard setting bodies that the Company adopts as of the specified effective date. Unless otherwise discussed, the Company does not believe that the impact of recently issued standards that are not yet effective will have a material impact on the Company's financial position or results of operations upon adoption.

In May 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606), as amended, which supersedes all existing revenue recognition requirements, including most industry-specific guidance. The new standard requires a company to recognize revenue when it transfers goods or services to customers in an amount that reflects the consideration that the Company expects to receive for those goods or services. The standard will be effective for fiscal years and interim periods within those years beginning after December 15, 2017. The Company has assessed its various revenue streams and does not believe that the effect of adoption will be material. The Company will adopt using the modified retrospective method.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The new standard requires that all lessees recognize the assets and liabilities that arise from leases on the balance sheet and disclose qualitative and quantitative information about its leasing arrangements. The new standard will be effective for the Company on January 1, 2020. The Company is currently evaluating the method of adoption and the potential impact that this standard may have on its financial position and results of operations.

Note 2. Going Concern

The accompanying financial statements have been prepared in conformity with U.S. GAAP, which contemplate continuation of the Company as a going concern for a period of one year from the issuance of these financial statements. For the six months ended June 30, 2018, the Company had no revenues, a net loss of $579,667 and had net cash used in operations of $454,217. Additionally, as of June 30, 2018, the Company had a working capital deficit, stockholders’ deficit and accumulated deficit of $1,480,285, $1,489,558 and $1,821,777, respectively. It is management’s opinion that these conditions raise substantial doubt about the Company’s ability to continue as a going concern for a period of twelve months from the date of the issuance of these financial statements.

The financial statements do not include any adjustments to reflect the possible future effect on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the outcome of this uncertainty.

Successful completion of the Company’s development program and, ultimately, the attainment of profitable operations are dependent upon future events, including obtaining adequate financing to fulfill its development activities, acceptance of the Company’s patent applications and ultimately achieving a level of sales adequate to support the Company’s cost structure. However, there can be no assurances that the Company will be able to secure additional equity investments or achieve an adequate sales level.

F-7

MemoryMD, Inc.

Notes to the Financial Statements

June 30, 2018

(unaudited)

Note 3. Convertible Notes Payable

During the year ended December 31, 2017, the Company offered a private offering (the “Bridge Financing Transaction”) of up to $1,000,000, which was amended on September 19, 2017 to a maximum offering amount of $1,100,000 and amended again on April 4, 2018 to $1,500,000, pursuant to which the Company issued convertible notes totaling $1,087,500. The notes all have a maturity date of one year from the date of issuance and accrue interest at a rate of 8% per annum. In a qualified financing, reverse merger, change of control or an initial public offering (“Conversion Event”), the notes, including interest thereon, will automatically convert at $0.40 per share. Based on the terms of the conversion, the holders may receive a discount and is considered a contingent beneficial conversion feature. At the closing of the Conversion Event, the Company will recognize an expense related to the intrinsic value. The Company recorded $50,389 of accrued interest and has a total outstanding principal balance of $1,087,500 as of December 31, 2017.

In January 2018 the Company issued an additional $97,000 convertible note payable to a third party. The funding of the note was comprised of the $50,000 loaned to the Company on December 28, 2017, plus additional cash proceeds of $47,000 on January 3, 2018. The Company also issued four additional convertible notes payable to third parties in April 2018 totaling $162,500. The terms of the convertible note are identical to the notes issued during the year ended December 31, 2017. As of June 30, 2018, the Company recorded accrued interest of $99,127 and has a total outstanding principal balance of $1,322,000 for all convertible notes payable issued under the Bridge Financing Transaction.

On April 24, 2018, the Company extended the maturity dates of all convertible notes issued during the year ended December 31, 2017 to the earlier of April 30, 2019 or the consummation of a qualified financing or other event pursuant to which the Conversion shares are to be issued.

The Company has recorded a total debt discount of $94,411 related to the above convertible notes. Amortization of the debt discount, which is recorded as interest expense, was $33,608 and $6,706 for the six months ended June 30, 2018 and 2017, respectively.

Note 4. Other Liabilities

In 2016, the Company recorded a liability in connection of the sale of two EEG machines as they provided a guarantee to the customer’s financing company (See Note 1). In June 2017, the customer defaulted on their payments and as additional $19,107 was booked as a liability and recognized as a loss on the sale of the assets for interest and some taxes related to the transaction. As of June 30, 2018 and December 31, 2017, total liability to the financing company reflected in Other Liabilities is $15,244 and $17,582, respectively.

Future minimum commitments related to the EEG liability consisted of the following at June 30, 2018:

Years ended December 31,	Amount (USD)
Remainder 2018	$2,614
2019	6,215
2020	6,415
Total	$15,244

On December 28, 2017, the Company borrowed $50,000 from a third party (the “Lender”). The loan was non-interest bearing and had no maturity date. As of December 31, 2017, the Company had an outstanding balance of $50,000. In January 2018, the Company issued a $97,000 convertible note payable to the Lender, which was funded by the $50,000 borrowed on December 28, 2017 plus additional proceeds of $47,000 (See Note 3).

F-8

MemoryMD, Inc.

Notes to the Financial Statements

June 30, 2018

(unaudited)

Note 5. Related Party Transactions

During the year ended December 31, 2017, an entity controlled by Vadim Sakharov, the Company’s CEO, provided a non-interest-bearing, no-term loan to the Company. The Company repaid that loan in full during the six months ended June 30, 2018. During the six months ended June 30, 2018, an entity controlled by Vadim Sakharov, the Company’s CEO, provided a $50,000 non-interest-bearing, no-term loan to the Company. As of June 30, 2018 and December 31, 2017, the balance to related parties was $50,000 and $34,252, respectively.

On May 9, 2017, the Company entered into a sublease agreement with a company controlled by the Company’s Chairman whereby the related party paid two months of rent, or $10,626 of the warehouse space the Company rents from a third-party. The company has recorded the payments as other income.

During the six months ended June 30, 2018 and 2017, the Company had expenses related to research and development costs of $0 and $38,500, respectively to an entity controlled by the Company’s CEO.

During the six months ended June 30, 2018 and 2017, the Company had expenses related to marketing and sales costs of $15,000 and $16,947, respectively, to entities controlled by the Company’s Chairman.

During the six months ended June 30, 2018 and 2017, the Company had expenses related to consulting fees of $58,022 and $0, respectively to the Company’s CEO.

Note 6. Stockholders’ Deficit

Preferred Stock

The Company has authorized 50,000,000 shares of preferred stock with a $0.0001 par value. As of June 30, 2018 no preferred shares have been issued and these shares are considered blank check preferred shares with no terms, limitations, or rights associated with them.

Common Stock

The Company has authorized 300,000,000 shares of common stock with a $0.0001 par value. The holders of common stock are entitled to one vote for each share of common stock held at the time of vote. As of June 30, 2018, the Company has 14,677,500 shares outstanding.

Warrants

During the six months ended June 30, 2018, cash consideration of $3,880 was paid and an aggregate total of 58,625 warrants that are outstanding to be issued to a third party for services rendered in connection with the issuance of the convertible notes related to the Bridge Financing Transaction. Additionally, the Company recorded a payable of $11,000 of cash consideration to be paid in connection with the issuance of the April convertible notes. The Company calculated the fair value of the warrants and recorded a debt discount in the amount $790 to be amortized over the life of the notes. The fair value was calculated using the Black-Scholes pricing model with the following assumptions: (i) expected life 5 years, (ii) volatility of 78% - 86%, (iii) risk free rate of 2.27% - 2.84%, (iv) dividend rate of zero, (v) stock price of $0.05, and (vi) exercise price of $0.40. All warrants are outstanding but have not been issued as of June 30, 2018.

F-9

MemoryMD, Inc.

Notes to the Financial Statements

June 30, 2018

(unaudited)

The following table summarized the warrant activity for the six months ended June 30, 2018:

			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
	Number of	Exercise	Contractual	Intrinsic
Warrants	Shares	Price	Term	Value
Balance Outstanding, December 31, 2017	234,375	$0.40	5.00	$-
Granted	58,625	$0.40	5.00	-
Forfeited	-	-	-	-
Exercised	-	-	-	-
Expired	-	-	-	-
Balance Outstanding, June 30, 2018	293,000	$0.40	5.00	$-

Exercisable, June 30, 2018	293,000	$0.40	5.00	$-

Note 7. Commitments and Contingencies

Financial Advisory Agreement

On February 1, 2017, the Company entered into a one-year agreement with a third party to act as the Company’s exclusive financial advisor (the “Financial Advisor”). In consideration for services, the Company will pay a cash fee equal to 8% of the total amount of capital received by the Company from institutions and 10% of the total amount of capital received by the Company from retail. With the exception of the Bridge Private Placement Transaction (see Note 3), the Company will also pay a cash amount, representing a non-accountable expense allowance payable immediately upon closing of a financing equal to 3% of the aggregate gross proceeds raised in the transactions from retail. In addition to the cash consideration, the Company will also issue warrants to purchase common stock to the Financial Advisor in an amount equal to 10% of the number of shares of common stock purchased by the investors and that the investors obtain a right to acquire through purchase, conversion or exercise of convertible securities issued by the Company. Those warrants will be immediately exercisable at the price per share at which the investor can acquire the common stock. On February 5, 2018 the agreement was amended to extend the exclusivity period another 12 months through February 1, 2019, all other terms and conditions of the agreement remained the same.

Operating Leases

The Company conducts its operations from one office located in New York, NY. Beginning June 1, 2017 the Company entered into a one-year lease agreement at $1,320 per month.

Additionally, the Company also rents a warehouse. Beginning May 15, 2017, the Company entered into a one-year lease agreement for $5,313 per month.

Total rent expense for the six months ended June 30, 2018 and 2017 was $36,326 and $9,633, respectively.

Note 8. Subsequent Events

In accordance with ASC 855 “Subsequent Events,” Company management reviewed all material events through the date this report was issued and the following subsequent events took place.

Issuance of Additional Convertible Debt under the Bridge Financing Transaction

In July 2018, the Company issued two additional convertible notes payable to third parties totaling $65,000. The terms of the convertible note are identical to the notes issued as part of the Bridge Financing Transaction (see Note 3).

F-10

INDEX TO

FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of MemoryMD, Inc.:

Opinion on the Financial Statements

We have audited the accompanying balance sheets of MemoryMD, Inc. (“the Company”) as of December 31, 2017 and 2016, and the related statements of operations, stockholders’ deficit and cash flows for each of the years in the two-year period ended December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph Regarding Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Sadler, Gibb & Associates, LLC

We have served as the Company’s auditor since 2018

Salt Lake City, UT

June 19, 2018

MemoryMD, Inc.

BALANCE SHEETS

AS OF DECEMBER 31, 2017 AND 2016

	2017	2016
ASSETS

CURRENT ASSETS:
Cash	$297,528	$42,781
Prepaid expenses and other current assets	10,972	-
Total Current Assets	308,500	42,781

Property and equipment, net	1,512	-

TOTAL ASSETS	$310,012	$42,781

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$53,704	$9,758
Convertible notes payable, net of discount	1,057,595	-
Other liabilities - short term	62,522	3,224
Loans payable - related party	34,252	68,905
Total Current Liabilities	1,208,073	81,887

Other liabilities	12,620	15,424

TOTAL LIABILITIES	1,220,693	97,311

Commitments and contingencies	-	-

STOCKHOLDERS' DEFICIT

Preferred stock, $0.0001 par value; 50,000,000 shares authorized, 0 shares issued and outstanding as of December 31, 2017 and 2016, respectively	-	-
Common stock, $0.0001 par value; 300,000,000 shares authorized; 14,678,500 and 4,678,500 shares issued and outstanding as of December 31, 2017 and 2016, respectively	1,468	468
Additional paid-in capital	329,961	228,830
Accumulated deficit	(1,242,110)	(283,828)

TOTAL STOCKHOLDERS' DEFICIT	(910,681)	(54,530)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$310,012	$42,781

The accompanying notes are an integral part of these financial statements.

MemoryMD, Inc.

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	2017	2016

REVENUE	$-	$-

COST OF GOODS SOLD	-	-

GROSS PROFIT	-	-

SELLING, GENERAL AND ADMINISTRATIVE:
Research and development	289,586	24,100
Professional fees	30,629	-
Sales and marketing expenses	88,532	21,158
Occupancy expenses	73,840	-
General and administrative expenses	422,613	239,024
TOTAL SELLING, GENERAL AND ADMINISTRATIVE	905,200	284,282

LOSS FROM OPERATIONS	(905,200)	(284,282)

OTHER INCOME (EXPENSE):
Interest expense	(97,687)	-
Other expense	(2,600)	-
Other income	47,205	459
TOTAL OTHER INCOME (EXPENSE)	(53,082)	459

NET LOSS	$(958,282)	$(283,823)

BASIC AND DILUTED NET LOSS PER SHARE	$(0.08)	$(0.13)

BASIC AND DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	12,240,144	2,205,195

The accompanying notes are an integral part of these financial statements.

MemoryMD, Inc.

STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

					Additional
	Preferred Stock		Common Stock		Paid-in	Accumulated
	Shares	Amount	Shares	Amount	Capital	(Deficit)	Total

Balances, December 31, 2015	-	$-	1,000	$10	$90	$(5)	$95

Issuance of common stock for services	-	-	2,277,500	228	111,370	-	111,598
Issuance of common stock for services - related party	-	-	2,400,000	240	117,360	-	117,600
Change in par value	-	-	-	(10)	10	-	-
Net loss	-	-	-	-	-	(283,823)	(283,823)
Balances, December 31, 2016	-	-	4,678,500	468	228,830	(283,828)	(54,530)

Issuance of common stock for cash	-	-	10,000,000	1,000	99,000	-	100,000
Fair value of warrants issued in connection with convertible debt	-	-	-	-	2,131	-	2,131
Net loss	-	-	-	-	-	(958,282)	(958,282)
Balances, December 31, 2017	-	$-	14,678,500	$1,468	$329,961	$(1,242,110)	$(910,681)

The accompanying notes are an integral part of these financial statements.

MemoryMD, Inc.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(958,282)	$(283,823)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	445	-
Amortization of debt discount	44,726	-
Common stock issued for services	-	229,198
Changes in operating assets and liabilities:
Other liabilities	6,494	18,648
Prepaid expenses and other current assets	(10,972)	-
Accounts payable and accrued expenses	43,946	9,758
NET CASH USED IN OPERATING ACTIVITIES	(873,643)	(26,219)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of fixed assets	(1,957)	-
NET CASH USED IN INVESTING ACTIVITIES	(1,957)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from convertible notes payable	1,015,000	-
Proceeds from related party loans	-	94,460
Payments of related party loans	(34,653)	-
Payments of third party loans	-	(25,555)
Proceeds from the sale of common stock	100,000	-
Advance on note payable	50,000	-
NET CASH PROVIDED BY FINANCING ACTIVITIES	1,130,347	68,905

Net change in cash	254,747	42,686

CASH AT BEGINNING OF THE YEAR	42,781	95
CASH AT END OF THE YEAR	$297,528	$42,781

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid for interest	$2,591	$-
Cash paid for taxes	$-	$-

NON-CASH ACTIVITIES:

Discounts related to warrants issued in connection with convertible debentures	$2,131	$-

The accompanying notes are an integral part of these financial statements.

MemoryMD, Inc.

Notes to the Financial Statements

For the Years Ended December 31, 2017 and 2016

Note 1. Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

MemoryMD, Inc. (the “Company” or “MemoryMD”) was incorporated in February 2015 under the laws of the State of Delaware. The Company is a distinguished cloud computing, data analytics and medical device technology company in the NeuroTech and brain monitoring industries in a position to supply its cloud-based system as well as its EEG devices and caps, which the Company holds the rights to. The Company is headquartered in New York, New York.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the useful life of property and equipment and assumptions used in the valuation of options and warrants.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. At December 31, 2017 and 2016, the Company had no cash equivalents.

The Company’s cash is held with financial institutions, and the account balances may, at times, exceed the Federal Deposit Insurance Corporation (FDIC) insurance limit. Accounts are insured by the FDIC up to $250,000 per financial institution. The Company has not experienced any losses in such accounts with these financial institutions. As of December 31, 2017 and 2016, the Company had $47,528 and $0, respectively, in excess over the FDIC insurance limit.

Property, Equipment and Depreciation

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Expenditures for repair and maintenance are charged to operations as incurred. Property and equipment consisted of computer equipment, with an estimated useful life of three years, purchased in 2017 with an original cost of $1,957. Depreciation expense and accumulated depreciation was $445 for the year ended December 31, 2017. For the years ended December 31, 2017 and 2016 property and equipment, net was $1,512 and $0, respectively.

Convertible Notes Payable

The Company has issued convertible notes, which contain variable conversion features, whereby the outstanding principal and accrued interest automatically convert into common shares at a fixed price which may be a discount to the common stock at the time of conversion. The conversion features of these notes are contingent upon future events, whereby, the holder agreed not to convert until the contingent future event has occurred.

Revenue

The Company expects to recognize revenue from the sale of its proprietary software connected to its cloud based computing system that that can assist in diagnosis by assessing pathology, abnormalities, and other factors. There was no revenue in the periods ending December 31, 2017 and 2016.

MemoryMD, Inc.

Notes to the Financial Statements

For the Years Ended December 31, 2017 and 2016

In November 2016, MemoryMD sold two machines loaded with their proprietary software, but provided a guarantee to the customer’s financing company. As a result of the guarantee, a liability was booked against the payment received in the transactions and gains on the sale of the machine were expected to be recognized ratably over the financing period to coincide with the reduction in the amount guaranteed. MemoryMD’s software is still in the testing phase and $1,241 and $459 related to the sale were recognized as other income for the years ended December 31, 2017 and 2016. In June of 2017, the customer defaulted on their financing agreement and MemoryMD became liable for the lease payments. (See Note 4). Total other income for the years ended December 31, 2017 and 2016 related to the sale of accessories provided for research and development testing was $30,025 and $0, respectively.

Research and Development Costs

The Company expenses all research and development costs as they are incurred. Research and development includes expenditures in connection with in-house research and development salaries and staff costs, application and filing for regulatory approval of proposed products, regulatory and scientific consulting fees, as well as contract research, data collection, and monitoring, related to the research and development of the cloud infrastructure, data imaging, and proprietary products and technology.

Sales and Marketing

Advertising and marketing costs are expensed as incurred. Advertising and marketing costs recognized in the statement of operations for the years ended December 31, 2017 and 2016 were $88,532 and $21,158, respectively.

Stock-based Compensation

The Company measures and recognizes compensation expense for all stock-based payments at fair value over the requisite service period. The Company uses the Black-Scholes option pricing model to determine the weighted average fair value of options and warrants. Equity-based compensation expense is recorded in administrative expenses based on the classification of the employee or vendor. The determination of fair value of stock-based payment awards on the date of grant using an option-pricing model is affected by our stock price as well as by assumptions regarding a number of subjective variables. These variables include, but are not limited to, the expected stock price volatility over the term of the awards, and actual and projected employee stock option exercise behaviors.

Fair Value of Financial Instruments

The Company's financial instruments are measured and recorded at fair value based on inputs and assumptions that market participants would use in pricing an asset or a liability. Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining fair value, management considers the principal or most advantageous market in which the Company would transact, and also considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.

Fair value is determined for assets and liabilities using a three-tiered value hierarchy into which these assets and liabilities are grouped based upon significant inputs as follows:

●     Level 1 - Quoted prices in active markets for identical assets or liabilities.

●     Level 2 - Observable inputs, other than Level 1 prices, such as quoted prices in active markets for similar assets and liabilities, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

●    Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. This includes certain pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs. When a determination is made to classify a financial instrument within Level 3, the determination is based upon the lack of significance of the observable parameters to the overall fair value measurement. However, the fair value determination for Level 3 financial instruments may consider some observable market inputs.

MemoryMD, Inc.

Notes to the Financial Statements

For the Years Ended December 31, 2017 and 2016

The lowest level of significant input determines the placement of the entire fair value measurement in the hierarchy. The carrying values of cash, prepaid expenses and other current assets, convertible notes, accounts payable, loans payable and due to others approximate fair value due to the short-term nature of these items.

The Company did not have any other Level 1, Level 2 or Level 3 assets or liabilities as of December 31, 2017 and 2016.

Income Taxes

The Company accounts for income taxes using the asset-and-liability method in accordance with ASC Topic 740, "Income Taxes". Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on the deferred tax assets and liabilities of a change in tax rate is recognized in the period that includes the enactment date. A valuation allowance is recorded if it is more-likely-than-not that some portion or all of the deferred tax assets will not be realized in future periods. At December 31, 2017 and 2016, the Company has recorded a full valuation allowance on its deferred tax assets.

The Company follows the guidance in ASC Topic 740-10 in assessing uncertain tax positions. The standard applies to all tax positions and clarifies the recognition of tax benefits in the financial statements by providing for a two-step approach of recognition and measurement. The first step involves assessing whether the tax position is more-likely-than-not to be sustained upon examination based upon its technical merits. The second step involves measurement of the amount to be recognized. Tax positions that meet the more-likely-than-not threshold are measured at the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate finalization with the taxing authority. The Company recognizes the impact of an uncertain income tax position in the financial statements if it believes that the position is more likely than not to be sustained by the relevant taxing authority. The Company will recognize interest and penalties related to tax positions in income tax expense. As of December 31, 2017, the Company had no unrecognized uncertain income tax positions.

On December 22, 2017, the passage of legislation commonly referred to as the Tax Cuts and Jobs Act (“TCJA”) was enacted and significantly revised the U.S. income tax law. The TCJA includes changes, which reduce the corporate income tax rate from 34% to 21% for years beginning after December 31, 2017. On December 22, 2017, Staff Accounting Bulletin No. 118 (“SAB 118”) was issued and allows a company to recognize provisional amounts when it does not have the necessary information available, prepared or analyzed, including computations, in reasonable detail to complete its accounting for the change in tax law. SAB 118 provides for a measurement of up to one year from the date of enactment.

Recent Issued Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standard Board (“FASB”) or other standard setting bodies that the Company adopts as of the specified effective date. Unless otherwise discussed, the Company does not believe that the impact of recently issued standards that are not yet effective will have a material impact on the Company's financial position or results of operations upon adoption.

In May 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606), as amended, which supersedes all existing revenue recognition requirements, including most industry-specific guidance. The new standard requires a company to recognize revenue when it transfers goods or services to customers in an amount that reflects the consideration that the Company expects to receive for those goods or services. The standard will be effective for fiscal years and interim periods within those years beginning after December 15, 2017. The Company has assessed its various revenue streams and does not believe that the effect of adoption will be material. The Company will adopt using the modified retrospective method.

In April 2015, the FASB released ASU 2015-03, “Interest - Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs.” The standard requires that debt issuance costs related to a recognized debt liability be presented on the balance sheet as a direct deduction from the debt liability, rather than as an asset. The adoption of this standard did not have a material impact on the Company's financial position or results of operations.

MemoryMD, Inc.

Notes to the Financial Statements

For the Years Ended December 31, 2017 and 2016

In November 2015, FASB issued ASU No. 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes. ASU No. 2015-17 simplifies current guidance and requires companies to classify all deferred tax assets and liabilities as noncurrent on the balance sheet. ASU No. 2015-17 can be applied either prospectively or retrospectively and is effective for periods beginning after December 15, 2016, with early adoption permitted. The adoption of this standard did not have a material impact on the Company's financial position or results of operations.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The new standard requires that all lessees recognize the assets and liabilities that arise from leases on the balance sheet and disclose qualitative and quantitative information about its leasing arrangements. The new standard will be effective for the Company on January 1, 2020. The Company is currently evaluating the method of adoption and the potential impact that this standard may have on its financial position and results of operations.

Note 2. Going Concern

The accompanying financial statements have been prepared in conformity with U.S. GAAP, which contemplate continuation of the Company as a going concern for a period of one year from the issuance of these financial statements. For the years ended December 31, 2017 and 2016, the Company had no revenues, a net loss of $958,282 and $283,823 respectively and had net cash used in operations of $873,643 and $26,219, respectively. Additionally, as of December 31, 2017, the Company had a working capital deficit, stockholders’ deficit and accumulated deficit of $899,573, $910,681 and $1,242,110, respectively and as of December 31, 2016, the Company had a working capital deficit, stockholders’ deficit and accumulated deficit of $39,106, $54,530 and $283,828, respectively. It is management’s opinion that these conditions raise substantial doubt about the Company’s ability to continue as a going concern for a period of twelve months from the date of the issuance of these financial statements.

The financial statements do not include any adjustments to reflect the possible future effect on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the outcome of this uncertainty.

Successful completion of the Company’s development program and, ultimately, the attainment of profitable operations are dependent upon future events, including obtaining adequate financing to fulfill its development activities, acceptance of the Company’s patent applications and ultimately achieving a level of sales adequate to support the Company’s cost structure. However, there can be no assurances that the Company will be able to secure additional equity investments or achieve an adequate sales level.

Note 3. Convertible Notes Payable

During the year ended December 31, 2017, the Company offered a private offering (the “Bridge Financing Transaction”) of up to $1,000,000, which was amended on September 19, 2017 to a maximum offering amount of $1,100,000, pursuant to which the Company issued convertible notes totaling $1,087,500. The notes all have a maturity date of one year from the date of issuance and accrue interest at a rate of 8% per annum. In a qualified financing, reverse merger, change of control or an initial public offering (“Conversion Event”), the notes, including interest thereon, will automatically convert at $0.40 per share. Based on the terms of the conversion, the holders may receive a discount and is considered a contingent beneficial conversion feature. At the closing of the Conversion Event, the Company will recognize an expense related to the intrinsic value. The Company has recorded $50,389 of accrued interest and has a total outstanding principal balance of $1,087,500 as of December 31, 2017.

On April 24, 2018, the Company extended the maturity dates of all convertible notes issued during the year ended December 31, 2017 to the earlier of April 30, 2019 or the consummation of a qualified financing or other event pursuant to which the Conversion shares are to be issued (see Note 9).

During the year ended December 31, 2017, cash consideration of $72,500 was paid and an aggregate total of 234,375 warrants are outstanding to be issued to a third party for services rendered in connection with the issuance of the convertible notes related to the Bridge Financing Transaction. The Company calculated the fair value of the warrants and recorded a debt discount in the amount $2,131 to be amortized over the life of the notes. The fair value was calculated using the Black-Scholes pricing model with the following assumptions: (i) expected life 5 years, (ii) volatility of 72% - 74%, (iii) risk free rate of 1.74% - 1.93%, (iv) dividend rate of zero, (v) stock price of $0.05, and (vi) exercise price of $0.40.

MemoryMD, Inc.

Notes to the Financial Statements

For the Years Ended December 31, 2017 and 2016

The Company recorded a total debt discount of $74,631 related to the above convertible notes. Amortization of the debt discount, which is recorded as interest expense, was $44,726 for the year ended December 31, 2017.

Note 4. Other Liabilities

In 2016, the Company recorded a liability in connection of the sale of two EEG machines as they provided a guarantee to the customer’s financing company (See Note 1). In June 2017, the customer defaulted on their payments and as additional $19,107 was booked as a liability and recognized as a loss on the sale of the assets for interest and some taxes related to the transaction. As of December 31, 2017 and 2016, total liability to the financing company reflected in Other Liabilities is $17,582 and $18,648, respectively.

Future minimum commitments related to the EEG liability consisted of the following at December 31, 2018:

Years ended December 31,	Amount (USD)
2018	$4,954
2019	$6,215
2020	$6,413
Total	$17,582

On December 28, 2017, the Company borrowed $50,000 from a third party (the “Lender”). The loan is non-interest bearing and has no maturity date. As of December 31, 2017, the Company has an outstanding balance of $50,000. Subsequent to year-end, the Company issued a $97,000 convertible note payable to the Lender, which was funded by the $50,000 borrowed on December 28, 2017 plus additional proceeds of $47,000 (see Note 9).

Note 5. Related Party Transactions

During the years ended December 31, 2017 and 2016, entities controlled by Vadim Sakharov, the Company’s CEO, and Baruch Goldstein, Chairman, provided non-interest-bearing, no-term loans to the Company. During the year ending December 31, 2017, the Company made payments of $34,653 to related parties. During the year ending December 31, 2016, the Company received proceeds of $94,460 and made payments of $25,555 to related parties. As of December 31, 2017 and 2016, the balance to related parties was $34,252 and $68,905, respectively.

On May 9, 2017, the Company entered into a sublease agreement with a company controlled by the Company’s Chairman whereby the related party paid three months of rent, or $15,939 of the warehouse space the Company rents from a third-party. The company has recorded the payments as other income.

During the years ended December 31, 2017 and 2016, the Company had expenses related to research and development costs of $62,700 and $5,000, respectively to an entity controlled by the Company’s CEO.

During the years ended December 31, 2017 and 2016, the Company had expenses related to marketing and sales costs of $38,347 and $18,000, respectively, to entities controlled by the Company’s Chairman.

During the years ended December 31, 2017 and 2016, the Company had expenses related to software development of $0 and $7,539, respectively to an entity controlled by the Company’s Chairman.

Note 6. Income Taxes

The Company files corporate income tax returns in the United States (federal) and New York. The Company is subject to federal, state and local income tax examinations by tax authorities through inception.

MemoryMD, Inc.

Notes to the Financial Statements

For the Years Ended December 31, 2017 and 2016

As of December 31, 2017 and 2016, the Company had federal and state net operating loss carry forwards of $1,234,000 and $284,000, respectively that may be offset against future taxable income which will begin to expire in 2035 through 2037.

	For the Years Ended December 31,
	2017	2016
Net operating loss carry forwards	$326,330	$109,800
Valuation allowance	(326,330)	(109,800)
Net Deferred Tax Asset	$-	$-

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Deferred tax assets consist primarily of the tax effect of NOL carry-forwards. The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realizability.

Reconciliation of the statutory federal income tax to the Company's effective tax:

	For the Years Ended
	December 31,
	2017	2016
	%	%
Statutory federal tax rate	21.00%	34.00%
State taxes, net of federal benefit	5.61%	4.69%
Valuation allowance	-26.61%	-38.69%

Provision for income taxes	0.00%	0.00%

The Company’s policy is to record interest and penalties associated with unrecognized tax benefits as additional income taxes in the statement of operations. As of December 31, 2017 and 2016 the Company had no unrecognized tax benefits. There were no changes in the Company’s unrecognized tax benefits during the years ended December 31, 2017 and 2016. The Company did not recognize any interest or penalties during fiscal 2017 or 2016 related to unrecognized tax benefits.

All tax years remain open to examination for federal income tax purposes and by other major taxing jurisdictions to which the Company is subject.

Note 7. Stockholders’ Deficit

Preferred Stock

The Company has authorized 50,000,000 shares of preferred stock with a $0.0001 par value. As of December 31, 2017 and 2016 no preferred shares have been issued and these shares are considered blank check preferred shares with no terms, limitations, or rights associated with them.

Common Stock

The Company has authorized 300,000,000 shares of common stock with a $0.0001 par value. The holders of common stock are entitled to one vote for each share of common stock held at the time of vote.

MemoryMD, Inc.

Notes to the Financial Statements

For the Years Ended December 31, 2017 and 2016

2016

On July 13, 2016, the Company issued in the aggregate total of 2,277,500 shares of common stock to third parties for consulting services to be provided. The shares were recorded as stock compensation, with a per share price of $0.049 for a total fair value of $111,598.

On July 13, 2016, the Company issued 2,400,000 shares of common stock to related parties for consulting services to be provided. The shares were recorded as stock compensation, with a per share price of $0.049 for a total fair value of $117,600.

2017

On March 27, 2017, the Company issued 10,000,000 shares of common stock to a related party, which represents a controlling interest, for $100,000 cash proceeds.

Warrants

During the year ending December 31, 2017, the Company entered into an agreement with a third party in connection with the issuance of convertible debt for consideration of 234,375 warrants (see Note 3). The warrants are outstanding but not been issued as of December 31, 2017.

The following table summarized the warrant activity for the years ended December 31, 2017 and 2016:

Weighted
		Weighted	Average
		Average	Remaining	Aggregate
	Number of	Exercise	Contractual	Intrinsic
Warrants	Shares	Price	Term	Value
Balance Outstanding, December 31, 2015	-	$-	-	$-
Granted	-	-	-	-
Forfeited	-	-	-	-
Exercised	-	-	-	-
Expired	-	-	-	-
Balance Outstanding, December 31, 2016	-	$-	-	$-
Granted	234,375	$0.40	5.00	-
Forfeited	-	-	-	-
Exercised	-	-	-	-
Expired	-	-	-	-
Balance Outstanding, December 31, 2017	234,375	$0.40	5.00	$-

Exercisable, December 31, 2017	-	$-	-	$-

Note 8. Commitments and Contingencies

Financial Advisory Agreement

On February 1, 2017, the Company entered into a one-year agreement with a third party to act as the Company’s exclusive financial advisor (the “Financial Advisor”). In consideration for services, the Company will pay a cash fee equal to 8% of the total amount of capital received by the Company from institutions and 10% of the total amount of capital received by the Company from retail. With the exception of the Bridge Private Placement Transaction (see Note 3), the Company will also pay a cash amount, representing a non-accountable expense allowance payable immediately upon closing of a financing equal to 3% of the aggregate gross proceeds raised in the transactions from retail. In addition to the cash consideration, the Company will also issue warrants to purchase common stock to the Financial Advisor in an amount equal to 10% of the number of shares of common stock purchased b the investors and that the investors obtain a right to acquire through purchase, conversion or exercise of convertible securities issued by the Company. Those warrants will be immediately exercisable at the price per share at which the investor can acquire the common stock. On February 5, 2018 the agreement was amended to extend the exclusivity period another 12 months through February 1, 2019 (see Note 9).

MemoryMD, Inc.

Notes to the Financial Statements

For the Years Ended December 31, 2017 and 2016

Operating Leases

The Company conducts its operations from two offices located in New York, NY. Beginning June 1, 2017 the Company entered into a one-year lease agreement at $1,320 per month. Beginning August 1, 2017, the Company entered into a six-month lease agreement for $3,430 a month.

Additional, the Company also rents two warehouses. Beginning May 15, 2017, the Company entered into a one-year lease agreement for $5,313 per month. Beginning January 1, 2017 the Company rents the other warehouse on a month to month basis for $500 per month. Total rent expense for the years ended December 31, 2017 and 2016 was $73,840 and $0, respectively.

Future remaining minimum operating commitments of $37,916 are due during the year ending December 31, 2018.

Note 9. Subsequent Events

In accordance with ASC 855 “Subsequent Events,” Company management reviewed all material events through the date this report was issued and the following subsequent events took place.

Issuance of Additional Convertible Debt under the Bridge Financing Transaction

On January 4, 2018, the Company issued a $97,000 convertible note payable to a third party. The funding of the note was comprised of the $50,000 loaned to the Company on December 28, 2017 (see Note 3) plus additional cash proceeds of $47,000. The terms of the convertible note are identical to the notes issued during the year ended December 31, 2017 as part of the Bridge Financing Transaction.

In April 2018, the Company issued four additional convertible notes payable to third parties totaling $162,500. The terms of the convertible note are identical to the notes issued during the year ended December 31, 2017 as part of the Bridge Financing Transaction (see Note 3).

Amendment of Exclusivity Agreement

On February 5, 2018, the Company amended the agreement with its exclusive Financial Advisor to extend the exclusivity period another 12 months through February 1, 2019. All other terms and conditions of the agreement remain the same.

Extension of Maturity Dates of Bridge Financing Transaction

On April 24, 2018, the Company extended the maturity dates of all convertible notes issued in the Bridge Financing Transaction during the year ended December 31, 2017, to the earlier of April 30, 2019 or the consummation of a qualified financing or other event pursuant to which the Conversion shares are to be issued.

F-13